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                                                                   EXHIBIT 10.2



                         MERCURY COMPUTER SYSTEMS, INC.
                             1991 STOCK OPTION PLAN

         1.       PURPOSE OF THE PLAN.

         This 1991 Stock Option Plan (the "Plan") is intended to encourage ownership of the stock of Mercury Computer Systems, Inc. (the "Company") by employees of and consultants to the Company and its subsidiaries, to induce qualified personnel to enter and remain in the employ of the Company or its subsidiaries and otherwise to provide additional incentive for optionees to promote the success of its business.

         2.       STOCK SUBJECT TO THE PLAN.

         (a) The total number of shares of the authorized but unissued or Treasury shares of the common stock, $0.01 par value, of the Company ("Common Stock") for which options may be granted under the Plan shall not exceed Two Hundred Thousand (200,000) shares, subject to adjustment as provided in Section 12 hereof. Such shares may in whole or in part, as the Board of Directors of the Company (the "Board") shall from time to time determine, be issued shares which shall have been reacquired by the Company or authorized but unissued shares, whether now or hereafter authorized.

         (b) If an option granted or assumed hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for subsequent option grants under the Plan.

         (c) Stock issuable upon exercise of an option granted under the Plan may be subject to such restrictions on transfer, repurchase rights or other restrictions as shall be determined by the Board.

         3.       ADMINISTRATION OF THE PLAN.

         The Plan shall be administered by the Board. No member of the Board shall act upon any matter exclusively affecting any option granted or to be granted to himself or herself under the Plan. A majority of the members of the Board shall constitute a quorum, and any action may be taken by a majority of those present and voting at any meeting. The decision of the Board as to all questions of interpretation and application of the Plan shall be final, binding and conclusive on all persons. The Board may, in its sole discretion, grant options to purchase shares of the Company's Common Stock and issue shares upon exercise of such options as provided in the Plan. The Board shall have authority, subject to the express provisions of the Plan, to construe the respective option agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective option agreements, which may but need not be identical, and to make all other determinations in the judgment of the Board necessary or desirable for the administration of the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any


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option agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and shall be the sole and final judge of such expediency. No director shall be liable for any action or determination made in good faith. The Board may, in its discretion, delegate its power, duties and responsibilities to a committee, consisting of two or more members of the Board, all of whom are "disinterested persons" (as hereinafter defined). In addition, the Board may delegate to the President of the Company its authority to grant options on such terms and conditions as the Board may deem appropriate, including a limitation on the aggregate number of shares subject to issuance under all or any portion of such options. If a committee is so appointed or if the President is so authorized, all references to the Board herein shall mean and relate to such committee, unless the context otherwise requires. For the purposes of the Plan, a director or member of such committee shall be deemed to be "disinterested" only if such person qualifies as a "disinterested person" within the meaning of Rule 16b-3 promulgated under the Securities and Exchange Act of 1934, as amended, as such term is interpreted from time to time. Notwithstanding the foregoing, the Committee need not be made up of "disinterested persons" until the date of the first registration of an equity security of the Company under Section 12 of the Securities and Exchange Act of 1934, and the Board may not delegate its authority to grant options hereunder to the President from and after such date.

         4.       TYPE OF OPTIONS.

         Options granted pursuant to the Plan shall be authorized by action of the Board and may be designated as either incentive stock options meeting the requirements of Section 422A of the Internal Revenue Code of 1986 (the "Code") or non-qualified options which are not intended to meet the requirements of such
Section 422A of the Code, the designation to be in the sole discretion of the Board. Options designated as incentive stock options that fail to continue to meet the requirements of Section 422A of the Code shall be redesignated as non-qualified options automatically without further action by the Board on the date of such failure to continue to meet the requirements of Section 422A of the Code.

         5.       ELIGIBILITY.

         Options designated as incentive stock options may be granted only to officers and key employees of the Company or of any subsidiary corporation (herein called "subsidiary" or "subsidiaries"), as defined in Section 425 of the Code and the Treasury Regulations promulgated thereunder (the "Regulations"). Options designated as non-qualified options may be granted to officers, key employees of and consultants to the Company or of any of its subsidiaries.

         Directors who are not otherwise employees of the Company or a subsidiary shall not be eligible to be granted an option pursuant to the Plan.

         In determining the eligibility of an individual or entity to be granted an option, as well as in determining the number of shares to be optioned to any individual or entity, the Board shall take into account the position and responsibilities of the individual or entity being considered, the


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nature and value to the Company or its subsidiaries of his or her or its service and accomplishments, his or her or its present and potential contribution to the success of the Company or its subsidiaries, and such other factors as the Board may deem relevant.

         No option designated as an incentive stock option shall be granted to any employee of the Company or any subsidiary if such employee owns, immediately prior to the grant of an option, stock representing more than 10% of the voting power or more than 10% of the value of all classes of stock of the Company or a parent or a subsidiary, unless the purchase price for the stock under such option shall be at least 110% of its fair market value at the time such option is granted and the option, by its terms, shall not be exercisable more than five years from the date it is granted. In determining the stock ownership under this paragraph, the provisions of Section 425(d) of the Code shall be controlling. In determining the fair market value under this paragraph, the provisions of
Section 7 hereof shall apply.

         6.       OPTION AGREEMENT.

         Each option shall be evidenced by an option agreement (the "Agreement") duly executed on behalf of the Company and by the optionee to whom such option is granted, which Agreement shall comply with and be subject to the terms and conditions of the Plan. The Agreement may contain such other terms, provisions and conditions which are not inconsistent with the Plan as may be determined by the Board, provided that options designated as incentive stock options shall meet all of the conditions for incentive stock options as defined in Section 422A of the Code. No option shall be granted within the meaning of the Plan and no purported grant of any option shall be effective until the Agreement shall have been duly executed on behalf of the Company and the optionee. More than one option may be granted to an individual.

         7.       OPTION PRICE.

         The option price or prices of shares of the Company's Common Stock for options designated as non-qualified stock options shall be the fair market value of such Common Stock as determined by the Board. The option price or prices of shares of the Company's Common Stock for incentive stock options shall be the fair market value of such Common Stock at the time the option is granted as determined by the Board in accordance with the Regulations promulgated under
Section 422A of the Code. If such shares are then listed on any national securities exchange, the fair market value shall be the mean between the high and low sales prices, if any, on the largest such exchange on the date of the grant of the option or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales on the nearest date before and the nearest date after the date of grant in accordance with Treasury Regulations Section 25.2512-2. If the shares are not then listed on any such exchange, the fair market value of such shares shall be the mean between the high and low sales prices, if any, as reported in the National Association of Securities Dealers Automated Quotation System ("NASDAQ") National Market System for the date of the grant of the option, or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales on


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the nearest date before and the nearest date after the date of grant in accordance with Treasury Regulations Section 25.2512-2. If the shares are not then either listed on any such exchange or quoted in NASDAQ, the fair market value shall be the mean between the average of the "Bid" and the average of the "Ask" prices, if any, as reported in the National Daily Quotation Service for the date of the grant of the option, or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales on the nearest date before and the nearest date after the date of grant in accordance with Treasury Regulations Section 25.2512-2. If the fair market value cannot be determined under the preceding three sentences, it shall be determined in good faith by the Board.

         8.       MANNER OF PAYMENT; MANNER OF EXERCISE.

         (a) Options granted under the Plan may provide for the payment of the exercise price by delivery of (i) cash or a check payable to the order of the Company in an amount equal to the exercise price of such options, (ii) shares of Common Stock of the Company owned by the optionee having a fair market value equal in amount to the exercise price of the options being exercised, or
(iii) any combination of (i) and (ii), provided, however, that payment of the exercise price by delivery of shares of Common Stock of the Company owned by such optionee may be made only to the extent such payment, in whole or in part, would not result in a charge to earnings for financial accounting purposes as determined by the Board. The fair market value of any shares of the Company's Common Stock which may be delivered upon exercise of an option shall be determined by the Board in accordance with Section 7 hereof. Payment of the option exercise price by delivery of shares of Common Stock of the Company is subject to the approval of the Board, which approval may be granted or denied in the sole discretion of the Board.

         (b) To the extent that the right to purchase shares under an option has accrued and is in effect, options may be exercised in full at one time or in part from time to time, by giving written notice, signed by the person or persons exercising the option, to the Company, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares as provided in subparagraph (a) above. Upon such exercise, delivery of a certificate for paid-up non-assessable shares shall be made at the principal office of the Company to the person or persons exercising the option at such time, during ordinary business hours, after fifteen (15) but not more than thirty (30) days from the date of receipt of the notice by the Company, as shall be designated in such notice, or at such time, place and manner as may be agreed upon by the Company and the person or persons exercising the option.

         9.       EXERCISE OF OPTIONS.

         Each option granted under the Plan shall, subject to Section 10(b) and
Section 12 hereof, be exercisable at such time or times and during such period as shall be set forth in the Agreement; provided, however, that no option granted under the Plan shall have a term in excess of ten (10) years from the date of grant.


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         To the extent that an option to purchase shares is not exercised by an optionee when it becomes initially exercisable, it shall not expire but shall be carried forward and shall be exercisable, on a cumulative basis, until the expiration of the exercise period. No partial exercise may be made for less than ten (10) full shares of Common Stock.

         10.      TERM OF OPTIONS; EXERCISABILITY.

         (a)      TERM.

                  (1) Each option shall expire not more than ten (10) years from the date of the granting thereof, but shall be subject to earlier termination as herein provided.

                  (2) Except as otherwise provided in this Section 10, an option granted to any optionee who ceases to be an employee of, or consultant to, the Company or one of its subsidiaries shall terminate on the tenth day after the date such optionee ceased to be an employee of, or consultant to, the Company or one of its subsidiaries, or on the date on which the option expires by its terms, whichever occurs first or, if the Board consents, within three (3) months after the date on which such optionee ceases to be an employee or consultant.

                  (3) If such termination of employment or consultancy is because of dismissal for cause or because the optionee is in breach of any employment or consultancy agreement, such option will terminate on the date the optionee ceases to be an employee of or consultant to the Company or one of its subsidiaries.

                  (4) If such termination of employment or consultancy is because the optionee has become permanently disabled (within the meaning of Section 22(e)(3) of the Code), such option shall terminate on the last day of the twelfth month from the date such optionee ceases to be an employee or consultant, or on the date on which the option expires by its terms, whichever occurs first.

                  (5) In the event of the death of any optionee, any option granted to such optionee shall terminate on the last day of the twelfth month from the date of death, or on the date on which the option expires by its terms, whichever occurs first.

         (b)      EXERCISABILITY.

                  (1) An option granted to an optionee who ceases to be an employee of or consultant to the Company or one of its subsidiaries shall be exercisable only to the extent that the right to purchase shares under such option has accrued and is in effect on the date such optionee ceases to be an employee of or consultant to the Company or one of its subsidiaries.

                  (2) In the event of the death of any optionee, the option granted to such optionee may be exercised to the extent the optionee was entitled to do so at the date of his or her

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death, by the estate of such optionee, or by any person or persons who acquired the right to exercise such option by bequest or inheritance or by reason of the death of such optionee.

         11.      OPTIONS NOT TRANSFERRABLE.

         The right of any optionee to exercise any option granted to him or her shall not be assignable or transferrable by such optionee otherwise than by will or the laws of descent and distribution, and any such option shall be exercisable during the lifetime of such optionee only by him. Any option granted under the Plan shall be null and void and without effect upon the bankruptcy of the optionee to whom the option is granted, or upon any attempted assignment or transfer, except as herein provided, including without limitation any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition, attachment, trustee process or similar process, whether legal or equitable, upon such option.

         12.      RECAPITALIZATIONS, REORGANIZATIONS AND THE LIKE.

         In the event that the outstanding shares of the Common Stock of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, or dividends payable in capital stock, appropriate adjustment shall be made in the number and kind of shares as to which options may be granted under the Plan and as to which outstanding options or portions thereof then unexercised shall be exercisable, to the end that the proportionate interest of the optionee shall be maintained as before the occurrence of such event; such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of such options and with a corresponding adjustment in the option price per share.

         In addition, unless otherwise determined by the Board in its sole discretion, in the case of any (i) sale or conveyance to another entity of all or substantially all of the property and assets of the Company or (ii) Change in Control (as hereinafter defined) of the Company, the purchaser(s) of the Company's assets or stock may, in his, her or its discretion, deliver to the optionee the same kind of consideration that is delivered to the shareholders of the Company as a result of such sale, conveyance or Change in Control, or the Board may cancel all outstanding options in exchange for consideration in cash or in kind which consideration in both cases shall be equal in value to the value of those shares of stock or other securities the optionee would have received had the option been exercised (to the extent then exercisable) and no disposition of the shares acquired upon such exercise been made prior to such sale, conveyance or Change in Control, less the option price therefor. Upon receipt of such consideration by the optionee, his or her option shall immediately terminate and be of no further force and effect. The value of the stock or other securities the optionee would have received if the option had been exercised shall be determined in good faith by the Board of Directors of the Company, and in the case of shares of the Common Stock of the Company, in accordance with the provisions of Section 7 hereof. The Board shall also have the power and right, in its sole discretion, to accelerate the exercisability of any


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options, notwithstanding any limitations in this Plan or in the Agreement upon such a sale, conveyance or Change in Control. Upon such acceleration, any options or portion thereof originally designated as incentive stock options that no longer qualify as incentive stock options under Section 422A of the Code as a result of such acceleration shall be redesignated as non-qualified stock options. A "Change in Control" shall be deemed to have occurred if any person, or any two or more persons acting as a group, and all affiliates of such person or persons, who prior to such time owned less than ten percent (10%) of the then outstanding Common Stock of the Company, shall acquire such additional shares of the Company's Common Stock in one or more transactions, or series of transactions, such that following such transaction or transactions, such person or group and affiliates beneficially own twenty-five percent (25%) or more of the Company's Common Stock outstanding.

         Upon dissolution or liquidation of the Company, all options granted under this Plan shall terminate, but each optionee (if at such time in the employ of or otherwise associated with the Company or any of its subsidiaries) shall have the right, immediately prior to such dissolution or liquidation, to exercise his or her option to the extent then exercisable.

         If by reason of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation, the Board shall authorize the issuance or assumption of a stock option or stock options in a transaction to which Section 425(a) of the Code applies, then, notwithstanding any other provision of the Plan, the Board may grant an option or options upon such terms and conditions as it may deem appropriate for the purpose of assumption of the old option, or substitution of a new option for the old option, in conformity with the provisions of such Section 425(a) of the Code and the Regulations thereunder, and any such option shall not reduce the number of shares otherwise available for issuance under the Plan.

         No fraction of a share shall be purchasable or deliverable upon the exercise of any option, but in the event any adjustment hereunder of the number of shares covered by the option shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares.

         13.      NO SPECIAL EMPLOYMENT RIGHTS.

         Nothing contained in the Plan or in any option granted under the Plan shall confer upon any option holder any right with respect to the continuation of his or her employment or consultancy by the Company (or any subsidiary) or interfere in any way with the right of the Company (or any subsidiary), subject to the terms of any separate employment or consultancy agreement to the contrary, at any time to terminate such employment or consultancy or to increase or decrease the compensation or other remuneration of the option holder from the rate in existence at the time of the grant of an option. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment or consultancy shall be determined by the Board at the time.


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         14.      WITHHOLDING.

         The Company's obligation to deliver shares upon the exercise of any non-qualified option granted under the Plan shall be subject to the option holder's satisfaction of all applicable Federal, state and local income and employment tax withholding requirements. The Company and an employee optionee may agree to withhold shares of Common Stock purchased upon exercise of an option to satisfy the above-mentioned withholding requirements.

         15.      RESTRICTIONS ON ISSUE OF SHARES.

         (a) Notwithstanding the provisions of Section 8, the Company may delay the issuance of shares covered by the exercise of an option and the delivery of a certificate for such shares until one of the following conditions shall be satisfied:

                         (i)        The shares with respect to which such option
has been exercised are at the time of the issue of such shares effectively registered or qualified under applicable Federal and state securities acts now in force or as hereafter amended; or

                        (ii) Counsel for the Company shall have given an opinion, which opinion shall not be unreasonably conditioned or withheld, that such shares are exempt from registration and qualification under applicable Federal and state securities acts now in force or as hereafter amended.

         (b) It is intended that all exercises of options shall be effective, and the Company shall use its best efforts to bring about compliance with the above conditions within a reasonable time, except that the Company shall be under no obligation to qualify shares or to cause a registration statement or a post-effective amendment to any registration statement to be prepared for the purpose of covering the issue of shares in respect of which any option may be exercised, except as otherwise agreed to by the Company in writing.

         16.      PURCHASE FOR INVESTMENT; RIGHTS OF HOLDER ON SUBSEQUENT
                  REGISTRATION.

         Unless the shares to be issued upon exercise of an option granted under the Plan have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended, the Company shall be under no obligation to issue any shares covered by any option unless the person who exercises such option, in whole or in part, shall give a written representation and undertaking to the Company which is satisfactory in form and scope to counsel for the Company and upon which, in the opinion of such counsel, the Company may reasonably rely, that he or she is acquiring the shares issued pursuant to such exercise of the option for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares, and that he or she will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act of 1933, or any other applicable law, and that if shares are issued


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without such registration, a legend to this effect may be endorsed upon the securities so issued. In the event that the Company shall, nevertheless, deem it necessary or desirable to register under the Securities Act of 1933 or other applicable statutes any shares with respect to which an option shall have been exercised, or to qualify any such shares for exemption from the Securities Act of 1933 or other applicable statutes, then the Company may take such action and may require from each optionee such information in writing for use in any registration statement, supplementary registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its officers and directors from such holder against all losses, claims, damages and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required o be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

         17.      LOANS.

         The Company shall not make loans to optionees, or to any person or persons entitled to exercise an option by reason of the death of an optionee, to permit them to exercise options.

         18.      MODIFICATION OF OUTSTANDING OPTIONS.

         The Board may authorize the amendment of any outstanding option with the consent of the optionee when and subject to such conditions as are deemed to be in the best interests of the Company and in accordance with the purposes of the Plan.

         19.      APPROVAL OF STOCKHOLDERS.

         The Plan shall be subject to approval by the vote of stockholders holding at least a majority of the voting stock of the Company voting in person or by proxy at a duly held stockholders' meeting, or by written consent of all of the stockholders, within twelve (12) months after the adoption of the Plan by the Board and shall take effect as of the date of adoption by the Board upon such approval. The Board may grant options under the Plan prior to such approval, but any such option shall become effective as of the date of grant only upon such approval and, accordingly, no such option may be exercisable prior to such approval.

         20.      TERMINATION AND AMENDMENT OF PLAN.

         Unless sooner terminated as herein provided, the Plan shall terminate ten (10) years from the date upon which the Plan was duly adopted by the Board. The Board may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable; provided, however, that any such amendment or modification requiring stockholder approval under Section 422 of the Code shall have been approved by the stockholders in the manner stated in
Section 19; and provided further that, from and after the date of the first registration of an


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equity security of the Company under Section 12 of the Securities and Exchange
Act of 1934, the Board may not, without the approval of the stockholders of the Company obtained in the manner stated in Section 19, modify or amend the Plan if such modification or amendment of the Plan would require shareholder approval under Rule 16b-3.

         21.      RESERVATION OF STOCK.

         The Company shall at all times during the term of the Plan reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of the Plan and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

         22.      LIMITATION OF RIGHTS IN THE OPTION SHARES.

         An optionee shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the options except to the extent that the option shall have been exercised with respect thereto and, in addition, a certificate shall have been issued theretofore and delivered to the optionee.

         23.      NOTICES.

         Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, if to the Company, to its principal place of business, attention: President, and, if to an optionee, to the address as appearing on the records of the Company.

ADOPTED BY THE BOARD OF DIRECTORS:     April 2, 1991
                                       ----------------

APPROVED BY THE STOCKHOLDERS:          June 4, 1991
                                       ----------------



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                         MERCURY COMPUTER SYSTEMS, INC.

                    FIRST AMENDMENT TO 1991 STOCK OPTION PLAN


         In accordance with the provisions of Section 20 of the Mercury Computer Systems, Inc. 1991 Stock Option Plan (the "Plan"), the Plan is hereby amended as follows:

1. Section 2(a) of the Plan is hereby amended by increasing the number of shares of common stock of the Corporation authorized for grant under the Plan by 200,000 and that accordingly, the phrase "Two Hundred Thousand (200,000)" shall be deleted and there shall be inserted in lieu thereof the phrase "Four Hundred Thousand (400,000)".

2. Section 3 of the Plan is amended by deleting the tenth sentence thereof, which currently reads as follows:

                  "In addition, the Board may delegate to the President of the Company its authority to grant options on such terms and conditions as the Board may deem appropriate, including a limitation on the aggregate number of shares subject to issuance under all or any portion of such options.

         and by deleting in the eleventh sentence thereof the phrases "or if the President is so authorized" and "or the President (as applicable)", and by adding at the end thereof the following sentence:

                  "With respect to the participation of any Director or officer (as defined in Rule 16b-3) in the Plan, his or her selection as an optionee and the number of option shares to be allocated to such Director or officer shall be determined by, or only in accordance with, the recommendations of the committee, as described above."

3.       The Plan is hereby amended by adding the following Section 24:

                           "24. COMPLIANCE WITH RULE 16B-3. From and after the
                  date of the first registration of an equity security of the Company under Section 12 of the Securities and Exchange Act of 1934, it is intended that the provisions of the Plan and any option granted thereunder to a person subject to the reporting requirements of Section 16(a) of the Act shall comply in all respects with the terms and conditions of Rule 16b-3, or any successor provisions. Any agreement granting options shall contain such provisions as are necessary or appropriate to assure such compliance. To the extent that any provision hereof is found not to be in compliance with such Rule, such provision shall be deemed to be modified so as to be in compliance with such Rule, or if such modification is not possible,


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                  shall be deemed to be null and void, as it relates to a
                  recipient subject to Section 16(a) of the Act."

4. The Plan is hereby amended by deleting all references to Section 425 of the Internal Revenue Code of 1986, as amended, and substituting "Section 424" therefor.

                                                MERCURY COMPUTER SYSTEMS, INC.


                                           By:  /s/ Anthony J. Medaglia, Jr.
                                                -------------------------------
                                                Anthony J. Medaglia, Jr.
                                                Clerk


ADOPTED BY DIRECTORS:                           March 2, 1993
                                                -----------------

ADOPTED BY STOCKHOLDERS:                        July 22, 1993
                                                -----------------





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


                         MERCURY COMPUTER SYSTEMS, INC.

                   SECOND AMENDMENT TO 1991 STOCK OPTION PLAN


         In accordance with the provisions of Section 20 of the Mercury Computer Systems, Inc. 1991 Stock Option Plan, as amended (the "Plan"), the Plan is hereby further amended as follows:

         Section 2(a) of the Plan is hereby amended by increasing the number of shares of common stock of the Corporation authorized for grant under the Plan by 300,000 and that accordingly, the phrase "Four Hundred Thousand (400,000)" shall be deleted and there shall be inserted in lieu thereof the phrase "Seven Hundred Thousand (700,000)".

                                            MERCURY COMPUTER SYSTEMS, INC.

                                       By:  /s/ Anthony J. Medaglia, Jr.
                                            -------------------------------
                                            Anthony J. Medaglia, Jr.,
                                            Clerk

ADOPTED BY DIRECTORS:                       July 22, 1993
                                            ---------------

APPROVED BY STOCKHOLDERS:                   July 22, 1993
                                            ---------------




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